INVESTOR PRESENTATION

CABLE ONE®

September 2017

Disclaimer

This presentation has been prepared by Cable One, Inc. (Cable ONE, CABO, us, our, we or the Company). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.

No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable ONE, its affiliates, directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.

This presentation contains "forward-looking statements" that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and our business and financial results. Forward-looking statements often include words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors: the effect of the acquisition of NewWave Communications (NewWave), which we now refer to as our Northeast Division (NED), on our ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; the potential diversion of senior management's attention from our ongoing operations due to the acquisition of NewWave; uncertainties as to our ability and the amount of time necessary to realize the expected synergies and other benefits of the acquisition of NewWave; our ability to integrate NewWave's operations into our own in an efficient and effective manner; rising levels of competition from historical and new entrants in our markets; recent and future changes in technology; our ability to continue to grow our business services product; increases in programming costs and retransmission fees; our ability to obtain support from vendors; the effects of any significant acquisitions by us; adverse economic conditions; the integrity and security of our network and information systems; legislative and regulatory efforts to impose new legal requirements on our data services; changing and additional regulation of our data, video and voice services; our ability to renew cable system franchises; increases in pole attachment costs; the failure to meet earnings expectations; the adequacy of our risk management framework; changes in tax and other laws and regulations; changes in generally accepted accounting principles in the United States ("GAAP") or other applicable accounting policies; and the other risks and uncertainties detailed in the section titled "Risk Factors" in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the SEC) on March 1, 2017.

Any forward-looking statements made by us in this communication speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Except as otherwise expressly provided, all information herein speaks only (1) as of the date hereof, in the case of information about Cable ONE, or (2) the date of such information, in the case of information from persons other than Cable ONE. Cable ONE undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable ONE's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data in this presentation has been derived from audited financial statements for each of the four years in the period ended December 31, 2016, included in Cable ONE's Annual Reports on Form 10-K, and for the year ended December 31, 2012, included in Cable ONE's Form 10, each as filed with the SEC. The financial data from and as of prior and subsequent periods was derived from unaudited financial statements.

Use of Non-GAAP Financial Metrics

The Company uses certain measures that are not defined by GAAP to evaluate various aspects of its business. Adjusted EBITDA (labeled "Adj EBITDA" in this presentation), Adjusted EBITDA Margin (labeled "Adj EBITDA Margin" in this presentation), Adjusted EBITDA less capital expenditures (labeled "Adj EBITDA-Capex" in this presentation), and Conversion Rate are non-GAAP financial measures and should be considered in addition to, not as a substitute for, net income, net profit margin, or net cash provided by operating activities reported in accordance with GAAP. Adjusted EBITDA, Adjusted EBITDA less capital expenditures, and Conversion Rate are reconciled to net income; Adjusted EBITDA Margin is reconciled to net profit margin; and Adjusted EBITDA less capital expenditures is also reconciled to net cash provided by operating activities, in each case in the Appendix.

"Adjusted EBITDA" is defined as net income plus interest expense, provision for income taxes, depreciation and amortization, equity- and pre-spin cash-based incentive compensation expense, severance expense, loss (gain) on deferred compensation, other expense (income), net, acquisition-related costs, loss (gain) on disposal of fixed assets, and other unusual operating expenses, as provided in the Appendix. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's cash cost of financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

"Adjusted EBITDA less capital expenditures," when used as a liquidity measure, is calculated as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, provision for income taxes, changes in operating assets and liabilities, and other unusual operating expenses, as defined in the Appendix.

"Conversion Rate" is defined as Adjusted EBITDA less capital expenditures divided by Adjusted EBITDA.

The Company uses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, and Conversion Ratio to assess its performance, and it also uses Adjusted EBITDA less capital expenditures as an indicator of its ability to fund operations and make additional investments with internally-generated funds. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculation under the Company's credit facilities and outstanding 5.75% senior unsecured notes due 2022 to determine compliance with the covenants contained in the facilities and ability to take certain actions under the indenture governing the notes. For the purpose of calculating compliance the leverage covenants in our debt instruments, the Company uses a measure similar to Adjusted EBITDA, as presented. Adjusted EBITDA and capital expenditures are also significant performance measures used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes Adjusted EBITDA, Adjusted EBITDA Margin, and Conversion Rate are useful to investors in evaluating the operating performance of the Company. The Company believes that Adjusted EBITDA less capital expenditures is useful to investors as it shows the Company's performance while taking into account cash outflows for capital expenditures and is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its shareholders.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, Conversion Rate and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures, and Conversion Rate may not be directly comparable to similarly titled measures reported by other companies.

Cable ONE's strategy has 4 focus areas

1. **Accept and accelerate inevitable and favorable industry product trends**
   Invest in higher growth and higher margin products; harvest others

2. **Focus on profitable customers**
   Count cash flows, not subs

3. **Rethink cable math to more accurately measure sources of profit and loss**
   Measure success by Adj EBITDA and Adj EBITDA-Capex

4. **Manage unnecessary costs out of the business**
   Build on our operation strategy successes

By accepting inevitable industry trends and focusing on profitable customers, we have delivered strong results

Total Revenues ($M)


$826
$815
$807
$820
$1,029
2013
2014
2015
2016
Illustrative LQA 2017 Combined*

Adj EBITDA and Adj EBITDA Margin ($M)


36%
37%
39%
43%
46%
$301
$305
$318
$351
$476
2013
2014
2015
2016
Illustrative LQA 2017 Combined*

Capex ($M) and Percent of Revenues


19%
20%
21%
15%
17%
$160
$166
$166
$126
$172
2013
2014
2015
2016
Illustrative LQA 2017 Combined*

Adj EBITDA-Capex ($M) and Conversion Rate


47%
46%
48%
64%
64%
$140
$140
$151
$225
$304
2013
2014
2015
2016
Illustrative LQA 2017 Combined*

* Illustrative LQA 2017 Combined is an illustration only and is not reflective of actual or projected results. This illustration has been prepared by adding (a) unaudited last-quarter annualized (LQA) financial information for legacy CABO operations to (b) unaudited LQA financial information for NewWave (NED) operations. Legacy CABO LQA is equal to its financial information for the quarter ended June 30, 2017 multiplied by four (4). NED LQA is equal to its financial information for the two months ended June 30, 2017 multiplied by six (6), as we completed the acquisition of NewWave on May 1, 2017. Legacy CABO's quarter ended and NED's two-months ended June 30, 2017 unaudited financial information is as follows: Total revenues of $209 million for legacy CABO and $32 million for NED, Adj EBITDA of $102 million for legacy CABO and $11 million for NED, capital expenditures of $35 million for legacy CABO and $5 million for NED, and Adj EBITDA-Capex of $67 million for legacy CABO and $6 million for NED. Our actual full-year 2017 results are not reflected in this illustration and are expected to be materially different from this illustration, including because actual full-year 2017 results will reflect only eight months of NED operations and for other reasons beyond our control, and you should not rely on this illustration. LQA results include the impact of the change in accounting estimate related to capitalized labor costs effective since the first quarter of 2017.

Our Revenues and Adj EBITDA have improved, ultimately achieving Adj EBITDA Margins of 47% as of Q2 2017

Total Revenues ($M)

Legacy CABO ■ 2015 ■ 2016 ■ 2017* ■ NED

Annual #s / Illustrative LQA 2017 Combined*	$807	$820	$1,029
	-1%	2%	25%



241
32
203 203 207
203 205 209
198 206
203 207
+2%
+18%
Q1
Q2
Q3
Q4

Adjusted EBITDA ($M)

Legacy CABO ■ 2015 ■ 2016 ■ 2017* ■ NED

Annual #s / Illustrative LQA 2017 Combined*	$318	$351	$476
	4%	10%	36%



113
11
75 85 98
78 89 102
77 87
88 89
+15%
+27%
Q1
Q2
Q3
Q4

Capex ($M)

Legacy CABO ■ 2015 ■ 2016 ■ 2017* ■ NED

Annual #s / Illustrative LQA 2017 Combined*	$166	$126	$172
	0%	-25%	37%



40
5
67
32 27 36
38 38 35
30 26
34
+33%
+5%
Q1
Q2
Q3
Q4

Adjusted EBITDA Margin

2015 2016 2017*

Annual #s / Illustrative LQA 2017 Combined*	39.4%	42.8%	46.3%
	+190bp	+340bp	+350bp



49% - Legacy CABO
47%
47% - Combined CABO
42%
44%
42%
43%
43%
37%
38%
39%
Q1
Q2
Q3
Q4

* Illustrative LQA 2017 Combined is an illustration only and is calculated by annualizing unaudited legacy CABO operations for the quarter ended June 30, 2017 and unaudited NED operations for the two months ended June 30, 2017. See the footnote on slide 5 for further information regarding the calculation of Illustrative LQA 2017 Combined amounts. Our actual full-year 2017 results are not reflected in this illustration and are expected to be materially different from this illustration, including because actual full-year 2017 results will reflect only eight months of NED operations and for other reasons beyond our control, and you should not rely on this illustration.

Residential HSD and Business Services are our focus areas and dominate Cable ONE's Revenues and Adj EBITDA

Revenues by Product ($M)



$779
$805
$826
$815
$807
$820
$1,029
$383
$374
$386
$362
$333
$295
$368
$83
$81
$75
$62
$50
$43
$49
$43
$53
$64
$77
$89
$100
$139
$219
$245
$252
$266
$294
$344
$434
34%
56%
Revenue Share
2011
2012
2013
2014
2015
2016
Illustrative LQA 2017 Combined*
Residential HSD
Business Services ***
Residential Phone
Residential Video
Advertising Revenue
Other

Adj EBITDA by Product ($M)



Adj EBITDA Margin
36%
36%
36%
37%
39%
43%
46%
$280
$286
$301
$305
$318
$351
$476
2011
2012
2013
2014
2015
2016
Illustrative LQA 2017 Combined*
Residential HSD
Business Services
Residential Phone
Residential Video
Advertising Revenue **
Other

* Illustrative LQA 2017 Combined is an illustration only and is calculated by annualizing unaudited legacy CABO operations for the quarter ended June 30, 2017 and unaudited NED operations for the two months ended June 30, 2017. See the footnote on slide 5 for further information regarding the calculation of Illustrative LQA 2017 Combined amounts. Our actual full-year 2017 results are not reflected in this illustration and are expected to be materially different from this illustration, including because actual full-year 2017 results will reflect only eight months of NED operations and for other reasons beyond our control, and you should not rely on this illustration.

** Costs are not allocated to Advertising Revenue.

*** Business Services Revenue includes approximately $2 Million of Commercial Revenue (fiber revenue) in 2012 that was classified as Other Revenue in the Form 10.

Cable ONE math assumes most costs are variable. Under this approach, our cost per PSU is lower than most other MSOs

2013-2016 Average Total Cost per PSU *(OPEX+CAPEX)**



$58
$53
$48
$43
$38
Cablevision $58
Charter $55
WOW $52
AVERAGE $52
Suddenlink $52
Cable ONE $50
Comcast $50
Mediacom $47
0
10
20
30
40
50
60
70
2013-2016 Average PSUs (M)

Source: Altice USA/Cablevision/Suddenlink, Charter, Comcast, Mediacom, WideOpenWest, and Cable ONE company filings.

* Total Cost defined as Operating Expense plus Capex. Operating Expense defined as Revenues less Adj EBITDA.

Legacy Cable ONE has achieved lower cost per PSU by managing unnecessary costs out of the business

Legacy Cable ONE Annual Average Headcount


2,360
2,254
2,157
2,086
2,054
1,928
1,839
All headcount reduction is through attrition.
2011
2012
2013
2014
2015
2016
2017E*

Legacy Cable ONE Annual Phone Calls (thousands)


5,422
41%
3,219
2011
2012
2013
2014
2015
2016
2017E*

Legacy Cable ONE Annual Truck Rolls (thousands)


845
53%
401
2011
2012
2013
2014
2015
2016
2017E*

Legacy Cable ONE Annual Office Visits (thousands)


726
46%
390
2011
2012
2013
2014
2015
2016
2017E*

* 2017E are full-year estimates for legacy Cable ONE only.

Appendix

- Reconciliations of Net Income to Adjusted EBITDA, Adjusted EBITDA less Capital Expenditures, and Conversion Rate; and Net Profit Margin to Adjusted EBITDA Margin by Year for 2011 — 2016
- Reconciliations of Net Income to Adjusted EBITDA, Adjusted EBITDA less Capital Expenditures, and Conversion Rate; and Net Profit Margin to Adjusted EBITDA Margin by Quarter for 2015 — 2017
- Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures by Year for 2013 — 2016

Reconciliations of Net Income to Adjusted EBITDA, Adjusted EBITDA less Capital Expenditures, and Conversion Rate; and Net Profit Margin to Adjusted EBITDA Margin

BY YEAR AND CALCULATION OF ILLUSTRATIVE LQA 2017 COMBINED* (dollars in millions)

	2011	2012	2013	2014	2015	2016	Illustrative LQA 2017 Combined*
Revenue	$779	$805	$826	$815	$807	$820	$1,029
Net Income	$98	$94	$105	$147	$89	$99	$118
Net Profit Margin	13%	12%	13%	18%	11%	12%	12%
Plus: Interest expense	-	-	-	-	16	30	47
Provision for income taxes	53	56	60	91	56	64	74
Depreciation and amortization	127	127	126	134	141	142	203
Equity- and pre-spin cash-based incentive compensation	5	4	4	4	10	12	10
Severance expense	-	-	-	-	-	-	5
Loss (gain) on deferred compensation	(0)	2	3	1	(1)	0	1
Other expense (income), net	0	0	0	(74)	0	(5)	1
Acquisition-related costs	-	-	-	-	-	5	13
Loss (gain) on disposal of fixed assets	(2)	4	3	1	2	3	2
Billing system implementation costs	-	-	0	2	5	0	0
Adjusted EBITDA	$280	$286	$301	$305	$318	$351	$476
Adjusted EBITDA Margin	36%	36%	36%	37%	39%	43%	46%
Less: Capital exenditures	$131	$151	$160	$166	$166	$126	$172
Adjusted EBITDA less Capital Expenditures	$149	$136	$140	$140	$151	$225	$304
Conversion Rate	53%	47%	47%	46%	48%	64%	64%

* Illustrative LQA 2017 Combined is an illustration only and is calculated by annualizing unaudited legacy CABO operations for the quarter ended June 30, 2017 and unaudited NED operations for the two months ended June 30, 2017. See the footnote on slide 5 for further information regarding the calculation of Illustrative LQA 2017 Combined amounts. Our actual full-year 2017 results are not reflected in this illustration and are expected to be materially different from this illustration, including because actual full-year 2017 results will reflect only eight months of NED operations and for other reasons beyond our control, and you should not rely on this illustration.

Reconciliations of Net Income to Adjusted EBITDA, Adjusted EBITDA less Capital Expenditures, and Conversion Rate; and Net Profit Margin to Adjusted EBITDA Margin

BY QUARTER (dollars in millions)

	2015				2016				2017	
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
Revenue	$203	$203	$198	$203	$203	$205	$206	$207	$207	$241
Net Income	$22	$21	$19	$26	$27	$27	$21	$24	$33	$29
Net Profit Margin	11%	11%	10%	13%	13%	13%	10%	12%	16%	12%
Plus: Interest expense	-	1	8	7	8	8	8	8	8	12
Provision for income taxes	14	13	12	17	13	17	20	15	20	18
Depreciation and amortization	36	35	36	33	35	35	36	37	38	47
Equity- and pre-spin cash-based incentive compensation	0	4	2	3	3	3	3	3	2	2
Severance expense	-	-	-	-	-	-	-	-	1	1
Loss (gain) on deferred compensation	(0)	(0)	(0)	(0)	(0)	0	0	0	0	0
Other expense (income), net	0	(0)	(0)	0	(1)	(0)	(4)	(0)	(0)	0
Acquisition-related costs	-	-	-	-	0	0	3	2	1	3
Loss (gain) on disposal of fixed assets	0	1	0	1	0	0	1	1	(6)	0
Billing system implementation costs	2	2	1	1	-	-	-	-	-	-
Adjusted EBITDA	$75	$78	$77	$88	$85	$89	$87	$89	$98	$113
Adjusted EBITDA Margin	37%	38%	39%	43%	42%	44%	42%	43%	47%	47%
Less: Capital exenditures	$32	$38	$30	$67	$27	$38	$26	$34	$36	$41
Adjusted EBITDA less Capital Expenditures	$43	$40	$47	$21	$58	$52	$61	$54	$62	$73
Conversion Rate	58%	52%	61%	24%	68%	58%	70%	61%	63%	64%

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

BY YEAR AND CALCULATION OF ILLUSTRATIVE LQA 2017 COMBINED* (in millions)

	2013	2014	2015	2016	Illustrative LQA 2017 Combined*
Net cash provided by operating activities	$237	$206	$246	$252	$230
Amortization of financing costs	-	-	(1)	(2)	(3)
Deferred income taxes	3	(4)	11	0	(29)
Gain on sale of cable system	-	-	-	4	0
Net gain on sale of intangible assets	-	75	-	-	-
Changes in operating assets and liabilities	(3)	8	(17)	1	138
Interest expense	-	-	16	30	47
Provision for income taxes	60	91	56	64	74
Cash-based compensation expense	2	1	1	-	-
Loss (gain) loss on deferred compensation	3	1	(1)	0	1
Other (income) expense, net	0	(74)	0	(5)	1
Acquisition-related costs	-	-	-	5	13
Billing system implementation costs	0	2	5	-	-
Other	0	0	1	1	(2)
Severance expense	-	-	-	-	5
Capital expenditures	(160)	(166)	(166)	(126)	(172)
Adjusted EBITDA less capital expenditures	$140	$140	$151	$225	$304

* Illustrative LQA 2017 Combined is an illustration only and is calculated by annualizing unaudited legacy CABO operations for the quarter ended June 30, 2017 and unaudited NED operations for the two months ended June 30, 2017. See the footnote on slide 5 for further information regarding the calculation of Illustrative LQA 2017 Combined amounts. Our actual full-year 2017 results are not reflected in this illustration and are expected to be materially different from this illustration, including because actual full-year 2017 results will reflect only eight months of NED operations and for other reasons beyond our control, and you should not rely on this illustration.

CABLE ONE®